Summary Table - UPFC 2005-B Final Selected Pool

Aggregate Principal Balance	$248,618,792.36
Number of Automobile Loans	27,787
Average Principal Balance	$8,947.31
Range of Principal Balances	($544.21 to $28,753.63)
Weighted Average APR	22.73%
Range of APRs	(17.01% to 30.00%)
Weighted Average Remaining Term	48.72 months
Range of Remaining Terms	(4 months to 60 months)
Weighted Average Original Term	52.21 months
Range of Original Terms	(12 months to 60 months)
Percentage of New Loans	0.31%
Percentage of Used Loans	99.69%
Percentage of Simple Interest Loans	98.83%
Percentage of Precomputed Loans	1.17%

Distribution of the Automobile Loans by APR as of the Statistical Calculation Date

APR Range	Aggregate Principal Balance	Percentage of Aggregate Principal Balance(1)	Number of Automobile Loans	Percentage of Total Number of Automobile Loans(1)
17.001% - 18.000%	$ 8,898,095.22	3.58%	751	2.70%
18.001% - 19.000%	2,521,706.80	1.01%	223	0.80%
19.001% - 20.000%	1,969,621.43	0.79%	185	0.67%
20.001% - 21.000%	73,973,290.22	29.75%	7,986	28.74%
21.001% - 22.000%	8,568,419.40	3.45%	1,014	3.65%
22.001% - 23.000%	22,575.49	0.01%	3	0.01%
23.001% - 24.000%	151,840,404.20	61.07%	17,513	63.03%
24.001% - 25.000%	608,133.69	0.24%	78	0.28%
25.001% - 26.000%	22,843.30	0.01%	3	0.01%
26.001% - 27.000%	12,812.57	0.01%	2	0.01%
27.001% - 28.000%	0.00	0.00%	0	0.00%
28.001% - 29.000%	52,205.38	0.02%	8	0.03%
29.001% - 30.000%	128,684.66	0.05%	21	0.08%
	$ 248,618,792.36	100.00%	27,787	100.00%

(1) Percentages may not add up to 100.00% due to rounding.

Distribution of the Automobile Loans by Geographic Location of the Obligor as of the Statistical Calculation Date

State	Aggregate Principal Balance	Percentage of Aggregate Principal Balance(1)	Number of Automobile Loans	Percentage of Total Number of Automobile Loans(1)
California	$ 28,535,844.08	11.48%	3,281	11.81%
Texas	26,037,765.76	10.47%	2,648	9.53%
Florida	25,882,994.32	10.41%	2,919	10.50%
Arizona	12,939,937.90	5.20%	1,439	5.18%
Illinois	11,247,326.69	4.52%	1,310	4.71%
New York	10,670,744.37	4.29%	1,287	4.63%
Ohio	10,414,086.72	4.19%	1,273	4.58%
Missouri	10,286,290.71	4.14%	1,125	4.05%
North Carolina	10,133,803.94	4.08%	1,082	3.89%
Georgia	10,019,902.96	4.03%	1,033	3.72%
Alabama	8,929,272.37	3.59%	973	3.50%
Massachusetts	7,668,004.00	3.08%	867	3.12%
Tennessee	7,518,436.55	3.02%	851	3.06%
Indiana	7,448,534.29	3.00%	767	2.76%
Virginia	6,793,937.85	2.73%	744	2.68%
Maryland	6,778,392.86	2.73%	787	2.83%
Colorado	6,056,141.05	2.44%	656	2.36%
Washington	5,527,719.11	2.22%	650	2.34%
Pennsylvania	5,116,061.07	2.06%	615	2.21%
Oregon	4,082,101.89	1.64%	476	1.71%
Kentucky	3,449,320.90	1.39%	427	1.54%
New Jersey	3,156,416.25	1.27%	364	1.31%
Oklahoma	3,035,091.93	1.22%	297	1.07%
Michigan	2,936,888.22	1.18%	331	1.19%
Nevada	2,750,517.46	1.11%	302	1.09%
Utah	2,582,598.12	1.04%	287	1.03%
Kansas	2,297,077.03	0.92%	255	0.92%
New Hampshire	2,068,975.01	0.83%	257	0.92%
Minnesota	1,779,809.31	0.72%	210	0.76%
Other(2)	2,474,799.64	1.00%	274	0.99%
Total:	$ 248,618,792.36	100.00%	27,787	100.00%

(1) Percentages may not add up to 100.00% due to rounding.

(2) States with aggregate principal balances less than $1,000,000.

Distribution of the Automobile Loans by Current Principal Balance as of the Statistical Calculation Date

Current Principal Balance	Aggregate Principal Balance	Percentage of Aggregate Principal Balance(1)	Number of Automobile Loans	Percentage of Total Number of Automobile Loans(1)
$0.01 - $1,000.00	$ 10,890.44	0.00%	15	0.05%
$1,000.01 - $2,000.00	49,682.76	0.02%	32	0.12%
$2,000.01 - $3,000.00	392,058.99	0.16%	148	0.53%
$3,000.01 - $4,000.00	1,730,079.28	0.70%	485	1.75%
$4,000.01 - $5,000.00	4,775,708.77	1.92%	1,049	3.78%
$5,000.01 - $6,000.00	10,369,249.73	4.17%	1,872	6.74%
$6,000.01 - $7,000.00	17,389,575.00	6.99%	2,660	9.57%
$7,000.01 - $8,000.00	27,821,144.99	11.19%	3,695	13.30%
$8,000.01 - $9,000.00	41,029,314.41	16.50%	4,822	17.35%
$9,000.01 - $10,000.00	42,640,921.99	17.15%	4,496	16.18%
$10,000.01 - $11,000.00	34,793,655.59	13.99%	3,326	11.97%
$11,000.01 - $12,000.00	22,633,369.06	9.10%	1,974	7.10%
$12,000.01 - $13,000.00	14,974,687.21	6.02%	1,201	4.32%
$13,000.01 - $14,000.00	10,745,865.39	4.32%	798	2.87%
$14,000.01 - $15,000.00	7,356,284.63	2.96%	508	1.83%
$15,000.01 and over	11,906,304.12	4.79%	706	2.54%
Total:	$ 248,618,792.36	100.00%	27,787	100.00%

(1) Percentages may not add up to 100.00% due to rounding.

Distribution of the Automobile Loans by Original Principal Balance as of the Statistical Calculation Date

Original Principal Balance	Aggregate Principal Balance	Percentage of Aggregate Principal Balance(1)	Number of Automobile Loans	Percentage of Total Number of Automobile Loans(1)
$1,000.01 - $2,000.00	$ 3,985.68	0.00%	3	0.01%
$2,000.01 - $3,000.00	112,710.34	0.05%	49	0.18%
$3,000.01 - $4,000.00	942,826.55	0.38%	295	1.06%
$4,000.01 - $5,000.00	2,990,097.61	1.20%	727	2.62%
$5,000.01 - $6,000.00	7,384,387.18	2.97%	1,450	5.22%
$6,000.01 - $7,000.00	13,932,417.30	5.60%	2,297	8.27%
$7,000.01 - $8,000.00	23,315,759.00	9.38%	3,291	11.84%
$8,000.01 - $9,000.00	37,310,216.26	15.01%	4,603	16.57%
$9,000.01 - $10,000.00	44,253,150.58	17.80%	4,865	17.51%
$10,000.01 - $11,000.00	37,777,503.73	15.19%	3,762	13.54%
$11,000.01 - $12,000.00	26,136,553.72	10.51%	2,382	8.57%
$12,000.01 - $13,000.00	17,960,288.52	7.22%	1,503	5.41%
$13,000.01 - $14,000.00	12,122,449.97	4.88%	941	3.39%
$14,000.01 - $15,000.00	8,751,395.78	3.52%	636	2.29%
$15,000.01 and over	15,625,050.14	6.29%	983	3.54%
Total:	$ 248,618,792.36	100.00%	27,787	100.00%

(1) Percentages may not add up to 100.00% due to rounding.

Distribution of the Automobile Loans by Remaining Term as of the Statistical Calculation Date

Remaining Term	Aggregate Principal Balance	Percentage of Aggregate Principal Balance(1)	Number of Automobile Loans	Percentage of Total Number of Automobile Loans(1)
1 - 12	$ 29,195.79	0.01%	15	0.05%
13 - 24	3,412,739.39	1.37%	845	3.04%
25 - 36	25,771,918.04	10.37%	4,273	15.38%
37 - 48	80,752,665.48	32.48%	9,768	35.15%
49 - 60	138,652,273.66	55.77%	12,886	46.37%
Total:	$ 248,618,792.36	100.00%	27,787	100.00%

(1) Percentages may not add up to 100.00% due to rounding.

Distribution of the Automobile Loans by Original Term as of the Statistical Calculation Date

Original Term	Aggregate Principal Balance	Percentage of Aggregate Principal Balance(1)	Number of Automobile Loans	Percentage of Total Number of Automobile Loans(1)
1-12	$ 6,987.54	0.00%	4	0.01%
13 - 24	2,172,302.33	0.87%	579	2.08%
25 - 36	21,849,308.83	8.79%	3,791	13.64%
37 - 48	76,809,034.46	30.89%	9,545	34.35%
49 - 60	147,781,159.20	59.44%	13,868	49.91%
Total:	$ 248,618,792.36	100.00%	27,787	100.00%

(1) Percentages may not add up to 100.00% due to rounding.

Distribution of the Automobile Loans by Model Year as of the Statistical Calculation Date

Model Year	Aggregate Principal Balance	Percentage of Aggregate Principal Balance(1)	Number of Automobile Loans	Percentage of Total Number of Automobile Loans(1)
2006	$ 97,092.23	0.04%	7	0.03%
2005	4,700,721.77	1.89%	344	1.24%
2004	12,629,493.76	5.08%	1,114	4.01%
2003	18,788,511.43	7.56%	1,826	6.57%
2002	34,779,480.26	13.99%	3,464	12.47%
2001	41,248,615.11	16.59%	4,371	15.73%
2000	45,519,710.14	18.31%	5,037	18.13%
1999	39,637,676.27	15.94%	4,574	16.46%
1998	24,016,096.13	9.66%	3,039	10.94%
1997	14,093,204.97	5.67%	1,899	6.83%
1996	6,029,566.62	2.43%	912	3.28%
1995 and prior	7,078,623.67	2.85%	1,200	4.32%
Total:	$ 248,618,792.36	100.00%	27,787	100.00%

(1) Percentages may not add up to 100.00% due to rounding.